THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Julie F. Williams
    Julie F. Williams
    Secretary

                    [LOGO OF THE AMERICAN FUNDS GROUP(R)]
--------------------------------------------------------------------------------


                                 Capital World
                                  Bond Fund(R)

                                   Prospectus



                                DECEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CAPITAL WORLD BOND FUND, INC.
333 South Hope Street
Los Angeles, California 90071

TICKER SYMBOL: CWBFX NEWSPAPER ABBREV.: Cap W FUND NO.: 31

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                                         2
 .............................................................................
Fees and Expenses of the Fund                                               5
 .............................................................................
Investment Objective, Strategies and Risks                                  6
 .............................................................................
Important Recent Developments                                               9
 .............................................................................
Management and Organization                                                 9
 .............................................................................
Shareholder Information                                                    12
 .............................................................................
Purchase and Exchange of Shares                                            13
 .............................................................................
Distribution Arrangements                                                  16
 .............................................................................
Financial Highlights                                                       18

--------------------------------------------------------------------------------




31-010-1298/RRD                           CAPITAL WORLD BOND FUND / PROSPECTUS 1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to provide you, over the long term, a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds denominated in U.S. dollars or other currencies. Bonds held in the fund's portfolio may provide total return through interest income, changes in the market value of the fund's investment and changes in the value of other currencies against the U.S. dollar.

The fund is designed for investors seeking returns through a portfolio of bonds of issuers based around the world. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in the market or general economy. The values of debt securities held by the fund may be affected by changing interest rates and credit ratings. Investing outside the U.S. can involve additional risks, such as currency fluctuations or political, social and economic instability. In addition, the fund is non-diversified, which allows it to invest a greater per-centage of its assets in any one issuer. However, the fund intends to limit its investments in the securities of any single issuer.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaran-teed by the Federal Deposit Insurance Corporation or any other government agen-cy, entity or person.

2   CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


INVESTMENT RESULTS

The following information illustrates how the fund's results may vary:

Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

[begin bar chart]

1988                         2.72
1989                         4.57
1990                        11.65
1991                        15.28
1992                         0.82
1993                        16.73
1994                       - 1.43
1995                        21.41
1996                         6.34
1997                       - 0.36

[end bar chart]

The fund's year-to-date return for the nine months ended September 30, 1998 was 7.57%.

The fund's highest/lowest quarterly results during this time period were:

[X] HIGHEST 7.43% (quarter ended March 31, 1995)
[X] LOWEST -3.55% (quarter ended June 30, 1988)


                                          CAPITAL WORLD BOND FUND / PROSPECTUS 3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For periods ended December 31, 1997:

AVERAGE                                          THE FUND WITH
ANNUAL                                              MAXIMUM      SALOMON
TOTAL                                            SALES CHARGE  SMITH BARNEY
RETURN                                           DEDUCTED /1/    INDEX/2/
-----------------------------------------------------------------------------
One Year                                            -5.12%        0.23%
 .............................................................................
Five Years                                           7.11%        7.46%
 .............................................................................
Ten Years                                            6.99%        7.88%
 .............................................................................
Lifetime/3/                                          8.05%        8.89%

Yield/1/: 4.83%
(For current yield information, please call American FundsLine(R) at 1-800-325-
3590)

/1/ These fund results were calculated according to a formula which requires that the maximum sales charge of 4.75% be deducted. Results would be higher if they were calculated at net asset value.
/2/ The Salomon Smith Barney World Government Bond Index includes the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least US $20 billion, DM 30 billion and 2.5 trillion yen for 3 consecutive months. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/3/ The fund began investment operations on August 4, 1987.

These results illustrate the potential fluctuations in the fund's results over shorter periods of time. Past results are not an indication of future results.

4  CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDERS FEES
(fees paid directly from your investment)

-------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                                 4.75%/1/
 ...............................................................................
Maximum sales charge imposed on reinvested dividends                   0%
 ...............................................................................
Maximum deferred sales charge                                          0%/2/
 ...............................................................................
Redemption or exchange fees                                            0%

/1/ Sales charges are reduced or eliminated for larger purchases.

/2/ A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)

-------------------------------------------------------------------------------
Management Fees                                                        0.67%
 ...............................................................................
Service (12b-1) Fees                                                   0.24%*
 ...............................................................................
Other Expenses                                                         0.15%
 ...............................................................................
Total Annual Fund Operating Expenses                                   1.06%

*12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One year                                                              $  578
 ...............................................................................
Three years                                                           $  796
 ...............................................................................
Five years                                                            $1,032
 ...............................................................................
Ten years                                                             $1,708

                                          CAPITAL WORLD BOND FUND / PROSPECTUS 5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. The fund invests primarily in debt securities denominated in various currencies, including U.S. dollars. Normally, the fund's debt obligations will consist of investment grade bonds (rated Baa or BBB or better by Moody's Investors Serv-ice, Inc. or Standard & Poor's Corporation).

In seeking to achieve its investment objective, the fund may engage in active and frequent trading of portfolio securities. High portfolio turnover typically involves greater transaction costs and may result in net capital gains which are taxable when distributed to shareholders.

The values of debt securities held by the fund may be affected by changing in-terest rates, effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. These fluctuations will be greater for longer maturity se-curities. In addition, the values of non-U.S. securities can decline in re-sponse to various factors, including currency fluctuations, political, social and economic instability, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions. The fund may also hold a substantial portion of its portfolio in cash or cash equivalents, for example, in response to abnormal market conditions. The extent of the fund's cash position will be dependent on market conditions, fund pur-chases, and redemptions, and other factors. This may detract from the achieve-ment of the fund's objective over the short term, or may protect the fund dur-ing a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

6 CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT RESULTS

The following additional investment results are for periods ended December 31, 1997:

AVERAGE                                               THE FUND
TOTAL                                                  WITH NO
RETURN                                             SALES CHARGE/1/ CPI/2/
-------------------------------------------------------------------------------
One Year                                               - 0.36%     1.70%
 ...............................................................................
Five Years                                               8.16%     2.60%
 ...............................................................................
Ten Years                                                7.51%     3.41%
 ...............................................................................
Lifetime/3/                                              8.56%     3.41%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
/3/ The fund began investment operations on August 4, 1987.

                                          CAPITAL WORLD BOND FUND / PROSPECTUS 7

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            THE FOLLOWING CHART ILLUSTRATES THE PORTFOLIO COMPOSITION
                  OF THE FUND AS OF THE END OF ITS FISCAL YEAR,
                              SEPTEMBER 30, 1998.

                                        [PIE CHART APPEARS HERE]
 .................................................................
NON-U.S. BONDS           58.8%
 .................................................................
U.S. BONDS               36.3%
 .................................................................
CASH                      4.9%
 .................................................................

               [MAP OF THE WORLD APPEARS HERE]

UNITED STATES            36.3%
 .................................................................
EUROPE                   43.8%
 .................................................................
ASIA/PACIFIC RIM         11.0%
 .................................................................
OTHER                     4.0%

Figures shown represent percentages of fund asets.
--------------------------------------------------------------------------------

BOND HOLDINGS BY QUALITY                                        PERCENT OF
CATEGORY                                                        NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury and Agency                                          20.9%
 ...............................................................................
AAA                                                               36.4%
 ...............................................................................
AA                                                                 9.1%
 ...............................................................................
A                                                                 15.6%
 ...............................................................................
BBB                                                               11.3%
 ...............................................................................
BB                                                                 1.6%*
 ...............................................................................
B                                                                  0.2%*
 ...............................................................................

* Represents bonds whose quality ratings were downgraded. The fund may hold a limited portion of its assets in downgraded bonds.

Because the fund is actively managed, its holdings will change from time to time.

8 CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its share-holders. However, the fund understands that its key service providers -- in-cluding the investment adviser and its affiliates -- are taking steps to ad-dress the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

EURO INTRODUCTION

On January 1, 1999, the European Union will introduce a single European currency, the Euro. The first group of countries that will begin to convert their currencies to the Euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The fund understands that the investment adviser and other key service providers are taking steps to address Euro-related issues.

                                          CAPITAL WORLD BOND FUND / PROSPECTUS 9

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Insti-tute's Advisory Group on Personal Investing. This policy has also been incorpo-rated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Coun-selors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Man-agement Company's investment committee). In addition, Capital Research and Man-agement Company's research professionals may make investment decisions with re-spect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital World Bond Fund are listed on the following page.

10 CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            APPROXIMATE
                                                     YEARS OF EXPERIENCE AS AN
                                                      INVESTMENT PROFESSIONAL
                                                            (INCLUDING
                                                           THE LAST FIVE
                                                              YEARS)
                                                     ..........................

                                         YEARS OF
                                      EXPERIENCE AS
   PORTFOLIO                            PORTFOLIO      WITH CAPITAL
  COUNSELORS                          COUNSELOR FOR    RESEARCH AND
      FOR                           CAPITAL WORLD BOND  MANAGEMENT
 CAPITAL WORLD                             FUND         COMPANY OR
   BOND FUND      PRIMARY TITLE(S)    (APPROXIMATE)     AFFILIATES   TOTAL YEARS
 -------------------------------------------------------------------------------
 MARK H.         Vice President of  7 years            10 years      20 years
 DALZELL         the fund. Vice
                 President --
                 Investment
                 Management Group,
                 Capital Research
                 and Management
                 Company
 -------------------------------------------------------------------------------
 MARK A. BRETT   Vice President --  Less than 1 year   4 years       12 years
                 Capital            (plus 2 years as
                 International      research
                 Limited*           professional for
                                    the fund prior to
                                    becoming a
                                    portfolio
                                    counselor for the
                                    fund)
 -------------------------------------------------------------------------------
 LAURENTIUS      Vice President,    4 years            4 years       9 years
 HARRER          Capital Research
                 International*
 -------------------------------------------------------------------------------
 THOMAS H.       Vice President,    2 years (plus      8 years       11 years
 HOGH            Capital Research   2 years as
                 International*     research
                                    professional for
                                    the fund prior to
                                    becoming a
                                    portfolio
                                    counselor for
                                    the fund)
 -------------------------------------------------------------------------------
 JAMES R.        Vice President,    11 years (since    18 years      22 years
 MULALLY         Capital Research   the fund began
                 Company*           operations)
 -------------------------------------------------------------------------------

   The fund began operations on August 4, 1987.
 * Company affiliated with Capital Research and Management Company.


                                         CAPITAL WORLD BOND FUND / PROSPECTUS 11

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                     AMERICAN FUNDS COMPANY SERVICE AREAS

             [MAP OF AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS]

  WESTERN SERVICE       WESTERN CENTRAL       EASTERN CENTRAL       EASTERN SERVICE
  CENTER                SERVICE CENTER        SERVICE CENTER        CENTER
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some re-tirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.

12 CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer autho-rized to sell the fund's shares. You may purchase additional shares using vari-ous options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group gen-erally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the ap-propriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regard-ing electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RE-SERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR PO-TENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS

----------------------------------------------------------------
To establish an account                                   $1,000
 For a retirement plan account                            $  250
 For a retirement plan account through payroll deduction  $   25
To add to an account                                      $   50
 For a retirement plan account through payroll deduction  $   25

SHARE PRICE

The fund determines its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, mar-ket prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the securi-ty.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and ac-cepts your request. The offering price is the net asset value plus a sales charge, if applicable.

                                         CAPITAL WORLD BOND FUND / PROSPECTUS 13

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                              SALES CHARGE AS A PERCENTAGE OF
                              ...............................
                                                      NET        DEALER CONCESSION
                                      OFFERING      AMOUNT            AS % OF
INVESTMENT                             PRICE       INVESTED       OFFERING PRICE
----------------------------------------------------------------------------------
Less than $25,000                      4.75%        4.99%              4.00%
 ..................................................................................
$25,000 but less than $50,000          4.50%        4.71%              3.75%
 ..................................................................................
$50,000 but less than $100,000         4.00%        4.17%              3.25%
 ..................................................................................
$100,000 but less than $250,000        3.50%        3.63%              2.75%
 ..................................................................................
$250,000 but less than $500,000        2.50%        2.56%              2.00%
 ..................................................................................
$500,000 but less than $1 million      2.00%        2.04%              1.60%
 ..................................................................................
$1 million or more and certain
other investments described below    see below    see below          see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any com-bination of the methods described in the statement of additional information or "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of ex-penses are approved in advance by the fund's board of trustees. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services

14 CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.


OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

    -- Over $50,000;

    -- Made payable to someone other than the registered shareholder(s); or

    -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . Additional documentation may be required for sales of shares held in cor-porate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R):

 . Redemptions by telephone or fax (including American FundsLine and American
   FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder(s).

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

                                         CAPITAL WORLD BOND FUND / PROSPECTUS 15

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE
ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your ac-count(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided Amer-ican Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.
--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in March, June, October and December. The first three dividends of each year are normally the same; the December dividend may be greater or less than the first three reflecting the impact of foreign currency transactions. Capital gains, if any, are also usu-ally distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to pur-chase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends derived from taxable interest income, distributions of capital gains and dividends on gains from the disposition of certain market discount bonds will not be exempt from federal, state or local income tax.

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

16 CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You must provide the fund with a certified correct taxpayer identification num-ber (generally your Social Security Number) and certify that you are not sub-ject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from divi-dends paid to certain non-resident alien, non-US partnership and non-U.S. cor-poration shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

                                         CAPITAL WORLD BOND FUND / PROSPECTUS 17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial results for the past five years. Certain information reflects finan-cial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This informa-tion has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional infor-mation, which is available upon request.

                                         YEAR ENDED SEPTEMBER 30
                                         .......................
                                    1998     1997    1996    1995     1994
                        --------------------------------------------------------
Net asset value,
beginning of period                 $16.40  $16.86  $16.81   $15.33  $16.48
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net investment income                  .43     .88    1.09     1.09    1.05
 ................................................................................
Net gains or losses on securities
(both realized and unrealized)         .57    (.16)    .16     1.57   (1.14)
 ................................................................................
Total from investment
operations                            1.00     .72    1.25     2.66    (.09)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net
investment income)                    (.80)   (.95)  (1.08)   (1.18)   (.90)
 ................................................................................
Dividends from net realized
non-U.S. currency gains/1/              --    (.23)   (.12)      --    (.04)
 ................................................................................
Distributions (from capital
gains)                                (.28)     --      --       --    (.12)
 ................................................................................
Total distributions                  (1.08)  (1.18)  (1.20)   (1.18)  (1.06)
--------------------------------------------------------------------------------
Net asset value,
end of period                       $16.32  $16.40  $16.86   $16.81  $15.33
--------------------------------------------------------------------------------
Total return/2/                      6.42%   4.38%   7.67%   18.10%  (.62)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
millions)                             $645    $758    $811     $653    $576
 ................................................................................
Ratio of expenses to
average net assets                   1.06%   1.07%   1.09%    1.12%   1.11%
 ................................................................................
Ratio of net income
to average net assets                5.15%   5.21%   6.07%    6.83%   6.88%
 ................................................................................
Portfolio turnover rate            100.92%  79.00%  91.27%  104.96%  77.04%

/1/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

/2/ Excludes maximum sales charge of 4.75%.

18 CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTES
                                         CAPITAL WORLD BOND FUND / PROSPECTUS 19

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTES

20 CAPITAL WORLD BOND FUND / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                         CAPITAL WORLD BOND FUND / PROSPECTUS 21

------------------------------------------------------------------------------

  FOR SHAREHOLDER           FOR RETIREMENT PLAN                   FOR DEALER
  SERVICES                  SERVICES                              SERVICES
  American Funds            Call your employer or                 American Funds
  Service Company           plan administrator                    Distributors
  800/421-0180                                                    800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION

     American                                     American Funds
     FundsLine(R)                                 Internet Web site
     800/325-3590                                 http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. If
 there are any inconsistencies or ambiguities, the English
 text will prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

   Call American Funds   or      Write to the Secretary of
   Service Company               the fund
   800/421-0180 ext. 1           333 South Hope Street
                                 Los Angeles, California
                                 90071
                                                 [RECYCLE LOGO]
 Investment Company File No. 811-5104            Printed on recycled paper

------------------------------------------------------------------------------